UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 17, 2005
                                                           -------------

                            Old Line Bancshares, Inc.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Maryland                       000-50345                20-0154352
  ----------------------         ----------------------      -------------------
 (State of Incorporation)       (Commission File Number)     (I.R.S. Employer
                                                             Identification No.)


               2995 Crain Highway
                Waldorf, Maryland                                20601
     -----------------------------------------             ---------------
     (Address of Principal Executive Offices)                (Zip Code)


        Registrant's Telephone Number, Including Area Code: 301-645-0333
                                                            ------------

                                       N/A
                ------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ____ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

     ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 SFR 240.14d-2 (b))

     ____ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4 (c))

ITEM 5.02 (b).    CORPORATE GOVERNANCE AND MANAGEMENT

On June 13, 2005, Randy A. Lakes, Board of Director and Chairman of the Audit Committee of Old Line Bancshares, Inc. (the "Registrant") and Old Line Bank resigned these positions due to professional obligations.








                                                 OLD LINE BANCSHARES, INC.


June 17, 2005                               By:  /s/James W. Cornelsen
                                                 ---------------------
                                                 James W. Cornelsen, President






                                       2